EXHIBIT 10.10

                               AMENDMENT NO. 4 TO
                           REVOLVING CREDIT AGREEMENT


          This is Amendment No. 4 dated as of June 13, 1996 (the "Fourth Amendment") to the Revolving Credit Agreement dated as of November 12, 1992 (the "Original Agreement") by and among Worldtex, Inc. (as successor to Willcox & Gibbs, Inc.) (the "Borrower"), the Banks party thereto, and NationsBank, N.A. (successor to NationsBank of North Carolina, N.A.) ("NationsBank") in its capacity both as the Agent for the Banks ("Agent") and as a Bank, as previously amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 to Revolving Credit Agreement dated, respectively, as of January 15, 1993 (the "First Amendment"), September 30, 1993 (the "Second Amendment") and July 15, 1994 (the "Third Amendment"). The Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter collectively referred to as the "Agreement".

          Unless otherwise defined in this Fourth Amendment, terms defined in the Agreement shall have the same definition when used in this Fourth Amendment.

          A. _______In accordance with Section 8.01 of the Agreement, the Borrower, the Banks and the Agent hereby agree to amend the Agreement as follows:

               1. "Termination Date" means, with respect to the Extensions of Credit, the earliest to occur of (a) October 6, 1997, or (b) the date of the termination in whole of the Commitments pursuant to Sections
          2.03 or 6.01.

          B. _______Fees and Expenses. All reasonable out-of-pocket expenses (including the reasonable fees and expenses of Moore & Van Allen, special counsel to NationsBank) incurred by any Bank in connection with the execution, delivery and enforcement of this Fourth Amendment shall be paid by the Borrower.

          C. _______Miscellaneous. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when taken together shall constitute one and the same agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with its terms, and the Agreement, as amended hereby, is ratified and confirmed in all respects by the undersigned. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                 WORLDTEX, INC.


                                 By:
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                                 Title:
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                                 NATIONSBANK, N.A., as a Bank and as Agent


                                 By:
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                                 Title:
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                                 BANK OF AMERICA


                                 By:
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                                 Title:
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                                 FLEET BANK, N.A.


                                 By:
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                                 Title:
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